FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “First Amendment”), dated as of August 22, 2022, is among EXCELERATE ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and each of the Lenders party hereto.

RECITALS:

WHEREAS, the Borrower, Excelerate Energy, Inc., a Delaware corporation, the Administrative Agent and each of the Lenders and Issuing Banks from time to time party thereto are parties to that certain Senior Secured Revolving Credit Agreement, dated as of April 18, 2022 (as the same may have been amended, restated, amended and restated, supplemented or otherwise modified to date, the “Existing Credit Agreement” and as so amended by this First Amendment, the “Credit Agreement”), pursuant to which the Lenders and Issuing Banks have made certain credit available to the Borrower;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders constituting the Required Lenders agree to make certain modifications to the Existing Credit Agreement, and the Administrative Agent and the Lenders constituting the Required Lenders have agreed to make such modifications on the terms, and subject to the conditions, set forth in this First Amendment;

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1: Definitions. Capitalized terms used in this First Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement. The principles of interpretation set forth in the Credit Agreement shall apply to this First Amendment in all respects. Unless otherwise indicated herein, section references in this First Amendment refer to sections in the Existing Credit Agreement.

SECTION 2: Amendments to Existing Credit Agreement.

(a)
Amendment to Section 1.01. Section 1.01 is hereby amended by inserting the following new defined terms, where alphabetically appropriate, to read in their entirety as follows:

“Finland Charter” means that certain Time Charter Party and LNG Storage and Regasification Agreement, dated as of May 20, 2022, between Excelerate Energy Finland, LLC and Floating LNG Terminal Finland OY.

“Finland Charter Purchase” means the Disposition of the Exemplarby Exemplar, LLC to Floating LNG Terminal Finland OY pursuant to an exercise of the Purchase Option (as defined in the Finland Charter) by Floating LNG Terminal Finland OY in accordance with the terms of the Finland Charter.

(b)
Amendment to Section 2.09. Section 2.09 is hereby amended by inserting a new Section 2.09(e) to read in its entirety as follows:

“(e) Upon the occurrence of the Finland Charter Purchase, the Commitments then in effect shall be automatically reduced by an amount equal to $150,000,000 (or, if less, by the total amount of Commitments then in effect). The reduction of the Commitments pursuant to this Section 2.09(e) shall be permanent and such Commitments may not be reinstated. The reduction of the Commitments pursuant to this Section 2.09(e) shall be allocated ratably among the Lenders in proportion to their respective Applicable Percentages.

The Administrative Agent shall give prompt notice to each Lender of any such reduction of the Commitments. Notwithstanding anything to the contrary in this Agreement, the Borrower shall not be required to apply any of the Net Cash Proceeds that it or any of its Subsidiaries receives from the Finland Charter Purchase to the prepayment of the Loans pursuant to Section 2.12(c) and no separate reduction of Commitments shall occur pursuant to Section 2.09(d)as a result of the Finland Charter Purchase.”

(c)
Amendment to Section 5.06. Section 5.06 is hereby amended by replacing clause (k) thereof to read in its entirety as follows:

“Together with the delivery of the financial statements required to be delivered pursuant to Section 5.01(a), the Borrower shall deliver to the Administrative Agent a customary report of an insurance consultant (such consultant to be selected by the Borrower and reasonably acceptable to the Administrative Agent) confirming that the insurance policies of the Borrower and its Restricted Subsidiaries satisfy the minimum coverage requirements required by this Section 5.06 and that the terms of such insurance policies are not less than (or less favorable than) the insurances then maintained by prudent owners and operators of similar vessels in similar trades to the Vessels.”

(d)
Amendment to Section 6.04. Section 6.04 is hereby amended by inserting the following proviso at the end thereof to read in its entirety as follows:

“; provided,further, that notwithstanding anything to the contrary contained in this Section 6.04, the Finland Charter Purchase is permitted under this Section 6.04.

SECTION 3: Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent, the Lenders and the Issuing Banks that (a) the representations and warranties set forth in each Loan Document are true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the date hereof, except to the extent expressly made as of an earlier date, in which case they are true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date and (b) no Default or Event of Default has occurred and is continuing as of the date hereof.

SECTION 4: Conditions Precedent. This First Amendment shall be effective on the date (such date, “First Amendment Effective Date”) when each of the following conditions precedent is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)
First Amendment. The Administrative Agent shall have received duly executed counterparts to this First Amendment from the Borrower and Lenders constituting the Required Lenders.

(b)
No Default; Representations and Warranties. At the time of and immediately after giving effect to this First Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) the representations and warranties contained in each Loan Document shall be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the First Amendment Effective Date, except to the extent expressly made as of an earlier date, in which case they are true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date.

(c)
Payment of Fees and Expenses.

(i)
The Administrative Agent shall have received, for the account of each Lender party hereto, a consent fee (the “Consent Fees”) equal to 0.05% of such Lender’s Commitment as in effect on the First Amendment Effective Date.

(i)
The Administrative Agent, the Lenders and the Issuing Banks shall have received all other fees due and payable under the Loan Documents on or prior to the First Amendment Effective Date and reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Loan Parties under the Loan Documents, including all reasonable and documented fees, disbursements and other charges of counsel for the Administrative Agent.

Each party hereto hereby authorizes and directs the Administrative Agent to declare this First Amendment to be effective (and the First Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

SECTION 5: No Waiver. Nothing contained in this First Amendment shall be construed as a waiver by Administrative Agent, any Lender or any Issuing Bank of any covenant or provision of the Credit Agreement, the other Loan Documents, this First Amendment, or of any other contract or instrument between any Loan Party and the Administrative Agent, any Lender or any Issuing Bank, and the failure of the Administrative Agent, the Lenders or the Issuing Banks at any time or times hereafter to require strict performance by any Loan Party of any provision thereof shall not waive, affect or diminish any rights of the Administrative Agent, the Lenders or the Issuing Banks to thereafter demand strict compliance therewith. The Administrative Agent, the Lenders and the Issuing Banks hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this First Amendment and any other contract or instrument between any Loan Party and the Administrative Agent, any Lender or any Issuing Bank.

SECTION 6: Ratification; Reference to and Effect on Loan Documents.

(a)
Ratification. Except as specifically amended above, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this First Amendment are not intended to and do not effect a novation of the Existing Credit Agreement or any other Loan Document. The Borrower, on behalf of itself and each of the other Loan Parties, hereby acknowledges and agrees to the terms of this First Amendment and ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder. The Borrower, on behalf of itself and each of the other Loan Parties, confirms that all of its obligations under the Loan Documents (as amended by this First Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. The Borrower, on behalf of itself and each of the other Loan Parties, hereby agrees that all liens and security interests securing payment of the Obligations under the Credit Agreement and each of the other Loan Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations.

(b)
References. Upon the First Amendment Effective Date, each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Existing Credit Agreement are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended by this First Amendment.

SECTION 7: Miscellaneous.

(a)
Successors and Assigns. This First Amendment shall be binding on and shall inure to the benefit of the Loan Parties, the Administrative Agent, the Lenders, the Issuing Banks and their respective successors and assigns permitted by the terms of the Credit Agreement.

(b)
Integration; Loan Document. This First Amendment and the other Loan Documents represent the entire agreement of the Borrower, the Administrative Agent, the Lenders and the Issuing Banks with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any Lender or any Issuing Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. This First Amendment is a Loan Document.

(c)
Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)
Payment of Fees and Expenses. Pursuant to Section 9.03 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation and execution of this First Amendment and any other documents prepared in connection herewith, and the consummation and administration of the transactions contemplated hereby, including the reasonable and documented fees, disbursements and other charges of counsel to the Administrative Agent. Additionally, the Borrower agrees that, once paid, the Consent Fees or any part thereof payable hereunder shall not be refundable under any circumstances. The Consent Fees shall be paid in U.S. dollars in immediately available funds and shall be in addition to the foregoing reimbursement of expenses. The Consent Fees payable hereunder shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter. In addition, the payment of the Consent Fees shall be made without deduction for any taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any national, state or local taxing authority, or will be grossed up by the Borrower for such amounts. The Lenders may, in their discretion, allocate to their respective Affiliates, and to other Lenders and their Affiliates, portions of any Consent Fees.

(e)
Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment, and/or any Ancillary Document that is an Electronic Signature transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this First Amendment and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

(f)
GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(g)
Incorporation of Credit Agreement Provisions. The provisions contained in Sections 9.09(b)-(e) (Jurisdiction; Consent to Service of Process) and Section 9.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF, this First Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

EXCELERATE ENERGY LIMITED PARTNERSHIP, as Borrower
By:	/s/ Dana Armstrong
Name: Dana Armstrong
Title: Chief Financial Officer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender
By:	/s/ Arina Mavilian
Name: Arina Mavilian
Title: Executive Director

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as a Lender
By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

[Signature Page to First Amendment]

Sumitomo Mitsui Banking Corporation, as a Lender
By:	/s/ Jeffrey Cobb
Name: Jeffrey Cobb
Title: Director

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Director

[Signature Page to First Amendment]

BOKF, NA DBA BANK OF OKLAHOMA, as a Lender
By:	/s/ Tyler Thalken
Name: Tyler Thalken
Title: Vice President

[Signature Page to First Amendment]

FIRST FINANCIAL BANK, as a Lender
By:	/s/ Mike Mendenhall
Name: Mike Mendenhall
Title: Managing Director

[Signature Page to First Amendment]